SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 26, 2004

                    INFINITY PROPERTY AND CASUALTY CORPORATION
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              (Exact name of registrant as specified in its charter)

     Ohio                         000-50167                      03-0483872
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(State or other             (Commission File No.)               (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

                 2204 Lakeshore Drive, Birmingham, Alabama 35209
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               (Address of principal executive offices) (Zip Code)

                                 (205) 870-4000
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              (Registrant's telephone number, including area code)

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13a-4(c))


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Item 2.02 Results of Operations and Financial Condition.

On October 26, 2004, the Registrant issued a press release announcing its financial results for the quarter ended September 30, 2004. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

99       Press release dated October 26, 2004


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               INFINITY PROPERTY AND CASUALTY
                                                           CORPORATION

Date: October 26, 2004                         By:  /s/ Samuel J. Simon
                                                   -----------------------------
                                                   Name:  Samuel J. Simon
                                                   Title: Senior Vice President,
                                                          General Counsel and
                                                          Secretary